
           Vectren Corporation

                Highlights                      March 31,    March 31,
               (Unaudited)                        2000         1999
Basic and Diluted Earnings Per Average Share:

     Three Months Ended -
        Indiana Gas                           $    0.14    $     0.39
        SIGECO                                $    0.07    $     0.20
        Vectren Enterprises/Generation Svcs   $    0.14    $     0.05
        Vectren Resources/Other               $    0.01    $     0.02
            Total                             $    0.36    $     0.66

     Twelve Months Ended -
        Indiana Gas                           $    0.24    $     0.51
        SIGECO                                $    0.61    $     0.68
        Vectren Enterprises/Generation Svcs   $    0.21    $     0.13
        Vectren Resources/Other               $    0.12    $     0.11
            Total                             $    1.18    $     1.43

Dividends Paid (per common share, 12 months)  $    0.95    $     0.91

Annualized Dividend                           $    0.97    $     0.93


Dividend Payout Ratio                         80.5%         63.6%

Dividend to Book Value                         8.3%          8.1%


Return on Average Shareholder Equity          10.2%         12.7%


Book Value Per Share                          $ 11.70      $  11.42



Percent Internally Generated Funds-Utility      60%           85%

Ratio of Earnings to Fixed Charges-SEC Method

        Consolidated                            3.3           4.1
        Utility Group                           3.2           4.2


Credit Ratings:

    Indiana Gas                               AA- / Aa2    AA- / Aa2

    SIGECO                                    AA / Aa2     AA / Aa2


Diluted earnings per share for the 12 months ended March 31, 1999, total
$1.42. Basic and diluted earnings per share for all other periods presented are equal.




                                            For 3 Months             For 12 Months
       SELECTED UTILITY                    Ended March 31           Ended March 31
     OPERATING STATISTICS
          (Unaudited)                   2000          1999          2000          1999
WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                   83%           92%          83%          87%
    Cooling Degree Days                    -             -           94%         116%

GAS MARGIN  (Thousands):

     Operating Revenues                 200,845       191,182       509,236       485,393

     Cost of Gas                        118,527       103,499       281,457       260,516

     Margin                              82,318        87,683       227,779       224,877

ELECTRIC MARGIN (Thousands):

     Operating Revenues                  72,990        70,987       309,572       303,625

     Cost of Fuel & Purchased Power      21,679        20,130        94,495        92,261

     Margin                              51,311        50,857       215,077       211,364

GAS SOLD & TRANSPORTED (MDth):

     Residential                         23,691        26,478        48,923        50,829

     Commercial                           9,528        10,117        19,938        20,307

     Contract                            23,325        22,652        79,147        75,080

                                         56,544        59,247       148,008       146,216

ELECTRICITY SOLD (MWh):

     Residential                        316,034       345,857     1,341,757     1,357,920

     Commercial                         290,617       291,870     1,302,755     1,253,296

     Industrial                         598,400       550,298     2,464,092     2,280,999

     Miscellaneous Sales                  5,270         5,476        19,161        20,009

       Total Retail                   1,210,321     1,193,501     5,127,765     4,912,224

     Municipals and Jasper              157,974       143,183       674,246       634,345

     Alcoa Generating Corporation        22,268       117,633       219,082       417,920

     Other Wholesale                    359,006       237,663       977,211       983,965

                                      1,749,569     1,691,980     6,998,304     6,948,454

GAS OPERATING REVENUES (Thousands):

     Residential                        136,090       133,288       331,959       321,607

     Commercial                          49,532        47,063       115,235       111,541

     Contract                            11,591        11,051        52,788        50,868

     Miscellaneous Revenue                3,632          (220)        9,254         1,377

                                        200,845       191,182       509,236       485,393

ELECTRIC OPERATING REVENUES (Thousands):

     Residential                         20,235        21,566        89,470        90,158

     Commercial                          15,881        16,406        69,381        67,911

     Industrial                          19,369        17,836        81,064        75,467

     Miscellaneous Revenue                1,409           578         7,973         7,076

       Total Retail                      56,894        56,386       247,888       240,612

     Municipals and Jasper                5,352         5,055        23,841        22,779

     Alcoa Generating Corporation           552         2,539         6,078        10,175

     Other Wholesale                     10,192         7,007        31,765        30,059

                                         72,990        70,987       309,572       303,625
AVERAGE GAS CUSTOMERS:

     Residential                        569,674       554,522       557,435       544,442

     Commercial                          57,249        56,006        56,281        55,176

     Contract                             1,257         1,249         1,250         1,263

                                        628,180       611,777       614,966       600,881


AVERAGE ELECTRIC CUSTOMERS:

     Residential                        110,289       108,425       109,457       107,707

     Commercial                          16,454        15,873        16,141        15,619

      Industrial                            171           175           173           175

                                        126,914       124,473       125,771       123,501




                               VECTREN CORPORATION

                        CONSOLIDATED STATEMENTS OF INCOME
                        (Thousands except per share data)
                                   (Unaudited)


                                               Three Months           Twelve Months
                                              Ended March 31          Ended March 31
                                             2000        1999        2000        1999
OPERATING REVENUES:
    Electric utility                       $ 72,990    $ 70,987  $  309,572  $  303,625
    Gas utility                             200,845     191,182     509,236     485,393
    Energy services and other                85,609      58,864     288,020     221,741
            Total operating revenues        359,444     321,033   1,106,828   1,010,759

OPERATING EXPENSES:
    Fuel for electric generation             16,573      15,628      67,250      65,940
    Purchased electric energy                 3,477       3,262      21,006      22,338
    Cost of gas sold                        118,527     103,499     281,457     260,516
    Cost of energy services and other        81,722      56,170     273,142     210,740
    Other operating                          46,426      44,833     191,215     185,601
    Merger Costs                             27,181           -      27,181           -
    Depreciation and amortization            22,662      21,225      88,435      82,658
    Taxes other than income taxes             8,600       8,283      30,227      27,178
            Total operating expenses        325,168     252,900     979,913     854,971

OPERATING INCOME                             34,276      68,133     126,915     155,788

OTHER INCOME
    Equity in earnings of unconsolidated      2,502       4,179       3,689       6,820
    Other - net                              12,393       1,907      25,664      11,299
            Total other income               14,895       6,086      29,353      18,119

INTEREST EXPENSE                             12,273      10,170      44,965      40,004

INCOME BEFORE PREFERRED DIVIDENDS AND
    INCOME TAXES                             36,898      64,049     111,303     133,903

PREFERRED DIVIDEND REQUIREMENTS
    OF SUBSIDIARY                               269         270       1,077       1,091

INCOME BEFORE INCOME TAXES                   36,629      63,779     110,226     132,812

INCOME TAXES                                 14,362      22,986      37,433      44,762

NET INCOME BEFORE MINORITY INTEREST          22,267      40,793      72,793      88,050

MINORITY INTEREST IN SUBSIDIARY                 142          70         643         295

NET INCOME                                 $ 22,125    $ 40,723  $   72,150  $   87,755

AVERAGE COMMON SHARES OUTSTANDING            61,299      61,301      61,298      61,499

BASIC EARNINGS PER AVERAGE SHARE
    OF COMMON STOCK                        $   0.36    $   0.66  $     1.18  $     1.43

DILUTED EARNINGS PER AVERAGE SHARE
    OF COMMON STOCK                        $   0.36    $   0.66  $     1.18  $     1.42




                                 VECTREN CORPORATION

                             CONSOLIDATED BALANCE SHEETS

                                       ASSETS
                                (Thousands - Unaudited)



                                                          March 31             December 31
                                                    2000            1999           1999

Current Assets:
    Cash and cash equivalents                   $   42,434       $   51,858   $    17,351
    Temporary investments (at market)                1,032              747           903
    Accounts receivable, less reserves of
      $4,863, $5,091 and $3,949                    142,270          109,061       123,612
    Accrued unbilled revenues                       32,651           37,877        55,370
    Inventories                                     38,690           50,227        58,863
    Prepaid gas delivery service                       114                -        20,937
    Prepayments and other current assets            29,463           15,310        28,676
            Total current assets                   286,654          265,080       305,712

Utility Plant:
    Original cost                                2,375,474        2,288,219     2,367,831
    Less accumulated depreciation and
       amortization                              1,042,326          988,403     1,031,498
            Net utility plant                    1,333,148        1,299,816     1,336,333

Other Investments and Property                     285,937          191,838       260,713

Deferred Charges and Other Assets                   72,759           69,428        80,300

TOTAL ASSETS                                    $1,978,498       $1,826,162    $1,983,058





                                     VECTREN CORPORATION

                                 CONSOLIDATED BALANCE SHEETS

                             LIABILITIES AND SHAREHOLDERS' EQUITY
                                  (Thousands  - Unaudited)


                                                          March 31             December 31
                                                    2000            1999           1999
Current Liabilities:
    Current maturities of long-term debt
         and other obligations                  $   53,890       $  108,883    $   53,880
    Notes payable                                  171,921          122,912       208,234
    Accounts payable                                88,580           72,635        95,827
    Refunds to customers                            23,495           40,244        27,396
    Accrued taxes                                   53,779           33,883        26,602
    Accrued interest                                 7,058            8,275        12,097
    Other current liabilities                       72,779           50,214        52,058
            Total current liabilities              471,502          437,046       476,094

Deferred Credits and Other Liabilities:
    Deferred income taxes                          208,456          204,494       215,520
    Accrued postretirement benefits other
          than pensions                             42,346           39,075        40,942
    Unamortized investment tax credit               24,934           27,293        25,524
    Other                                            8,038            7,570         8,297
            Total deferred credits and other
                liabilities                        283,774          278,432       290,283

Minority interest in subsidiary                      1,146              777           916

Capitalization:
    Long-term debt and other obligations           485,770          388,459       486,726
    Preferred stock:
        Redeemable                                   8,076            8,192         8,192
        Nonredeemable                               11,090           11,090        11,090
            Total preferred stock                   19,166           19,282        19,282
Common stock - issued and outstanding 61,299
        61,439 and 61,467 shares respectively      215,917          215,124       215,917
    Retained earnings                              501,223          487,082       493,918
    Accumulated other comprehensive income               -              (40)          (78)
            Total common shareholders' equity      717,140          702,166       709,757
                    Total capitalization         1,222,076        1,109,907     1,215,765

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $1,978,498       $1,826,162    $1,983,058




                                     VECTREN CORPORATION


                            CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    (Thousands - Unaudited)

                                                     Three Months          Twelve Months
                                                     Ended March 31        Ended March 31
                                                    2000        1999       2000        1999
CASH FLOWS FROM (REQUIRED FOR)
 OPERATING ACTIVITIES:
   Net income                                    $ 22,125    $ 40,723   $ 72,150    $ 87,755
   Adjustments to reconcile net income to cash
     provided from operating activities -
       Depreciation and amortization               22,662      21,225     88,435      82,658
       Preferred dividend requirement                 269         270      1,077       1,090
       Deferred income taxes and investment
            tax credit                             (5,433)     (3,655)     2,501       3,398
       Allowance for other funds used during
            construction                                -           -        296          (4)
       Gain on sale of assets                           -           -          -      (2,102)
       Undistributed earnings of unconsolidated
            affiliates                             (2,677)     (4,294)    (4,520)     (7,160)
                                                   14,821      13,546     87,789      77,880
       Changes in assets and liabilities -
         Receivables - net                          4,311      12,066    (27,733)     (7,110)
         Inventories                               20,174      16,459     11,537     (15,570)
         Accounts payable and other current
             liabilities                           10,643     (24,962)    38,923       5,830
         Accrued taxes and interest                22,781      15,586     19,349     (12,561)
         Recoverable/refundable gas costs           5,354      14,987    (10,553)     10,956
         Prepayments and other current assets      20,823           -     (8,459)     (1,138)
         Prepaid gas delivery service                (743)        349       (114)          -
         Other - net                                  320       8,848     (8,625)      5,596
           Total adjustments                       98,484      56,879    102,114      63,883
             Net cash flows from operations       120,609      97,602    174,264     151,638

CASH FLOWS REQUIRED FOR FINANCING ACTIVITIES:
    Repurchase of common stock                          -           -       (118)     (7,046)
    Change in long-term debt                         (223)     (2,380)    47,948      28,970
    Net change in short-term borrowings              (596)     (3,897)    47,364      (1,803)
    Payments on partnership obligations           (36,609)     (1,237)      (871)      8,253
    Dividends on common and preferred stock       (15,463)    (15,001)   (59,016)    (57,279)
    Other                                             606         199        524      (1,032)
        Net cash flows from (required for)
           financing activities                   (52,285)    (22,316)    35,831     (29,937)

CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
    Capital expenditures                          (30,841)    (29,747)  (132,055)   (123,433)
    Demand Side Management program expenditures      (490)        (33)      (709)     (1,063)
    Investment in leveraged leases and
         partnerships                                 118         728    (48,639)        108
    Non-regulated investments in consolidated
         subsidiaries                               7,738      (1,586)     4,295     (13,097)
    Non-regulated investments in unconsolidated
         affiliates - net                           1,420      (1,458)         -           -
    Change in nonutility property                 (20,890)        490    (45,235)     (1,599)
    Cash distributions from unconsolidated
         affiliates                                     -         631      4,475       3,699
    Proceeds from sale of assets                        -           -          -      13,317
    Other                                            (296)        156     (1,651)     (2,841)
        Net cash flows (required for) investing
             activities                           (43,241)    (30,819)  (219,519)   (124,909)

NET INCREASE (DECREASE) IN CASH                    25,083      44,467     (9,424)     (3,208)

CASH AND CASH EQUIVALENTS AT BEGINNING OF
    PERIOD                                         17,351       7,391     51,858      55,066

CASH AND CASH EQUIVALENTS AT END OF PERIOD       $ 42,434    $ 51,858   $ 42,434    $ 51,858

